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                                                                   EXHIBIT 99.1

                         NON-NEGOTIABLE PROMISSORY NOTE

$500,000                                                      New York, New York
                                                              December 24, 1997

         FOR VALUE RECEIVED, the undersigned, DENT-X INTERNATIONAL, INC., a New York corporation with an address at 250 Clearbrook Road, Elmsford, NY 10523 (the "Maker" ), promises to pay ProDen SYSTEMS, INC., a Washington corporation with an address at 13915 Northwest 3rd Court, Vancouver, Washington 98685 (the "Payee") the principal amount of Five Hundred Thousand Dollars ($500,000) on or before January 5, 1998, with interest on the unpaid principal amount of this Note at a rate equal to 5.2 percent per annum from and including the date hereof to but excluding the date the principal amount hereof is paid or made available for payment. All interest on this Note shall be computed on the basis of the actual number of days elapsed and a year of 365 days.

         In the event of default hereunder, the Maker agrees to pay to the Payee all expenses incurred by the Payee, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Payee in the enforcement and collection of this Note.

         The Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity and notice of protest.

         THE COMPANY AND ANY HOLDER OF THIS NOTE HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING IN ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES. THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, EACH HOLDER OF THIS NOTE, ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER THOROUGH CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY. NEITHER THE COMPANY NOR ANY HOLDER OF THIS NOTE HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         THE COMPANY AND ANY HOLDER OF THIS NOTE HEREBY AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF MAKER'S FAILURE TO MAKE PAYMENT UNDER THIS NOTE MUST BE RESOLVED, TO THE EXTENT POSSIBLE, BY INFORMAL MEETINGS AND DISCUSSIONS IN GOOD FAITH




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BETWEEN THE PARTIES.

         IF A DISPUTE BETWEEN THE PARTIES CANNOT BE RESOLVED BY INFORMAL MEETINGS AND DISCUSSIONS WITHIN SEVEN DAYS AFTER COMMENCEMENT THEREOF, UNLESS EXTENDED BY BOTH MAKER AND PAYEE, EITHER PARTY TO THIS NOTE MAY ELECT TO EXERCISE ITS RIGHT TO REQUIRE MEDIATION OF THE DISPUTE. DURING MEDIATION, THE PARTIES AGREE TO NEGOTIATE IN GOOD FAITH AS TO THE MATTER SUBMITTED TO MEDIATION. IN SUCH EVENT, THE PARTIES SHALL EITHER: (I) APPOINT A SINGLE MEDIATOR IF THEY CAN AGREE ON ONE MEDIATOR; OR (II) IF THE PARTIES CANNOT AGREE ON A SINGLE MEDIATOR, EACH APPOINT ONE MEDIATOR, AND THE TWO MEDIATORS SHALL APPOINT A THIRD MEDIATOR. NO MEDIATOR SHALL BE AN EMPLOYEE, OFFICER, BOARD MEMBER, CONSULTANT, SUPPLIER OR CUSTOMER, OR OTHERWISE AFFILIATED WITH A PARTY TO THIS NOTE AND SHALL BE REASONABLY QUALIFIED TO ACT AS A MEDIATOR WITH RESPECT TO THE NEGOTIATION OF NOTES SIMILAR TO THIS NOTE. EACH PARTY SHALL SHARE EQUALLY IN THE OUT-OF-POCKET COSTS FOR MEDIATION; PROVIDED THAT THE MEDIATORS SHALL BE EMPOWERED TO REQUIRE ONE PARTY TO PAY MORE THAN ONE-HALF OF THE EXPENSES IF THE MEDIATORS DETERMINE THAT SUCH PARTY IS NOT NEGOTIATING IN GOOD FAITH IN THE MEDIATION PROCESS. THE LOCATION OF THE MEDIATION AND SPECIFIC PROCEDURES RELATING TO THE MEDIATION SHALL BE DETERMINED BY THE MEDIATOR(S), AND EACH PARTY AGREES TO COMPLY WITH ALL DECISIONS, DIRECTIONS, INSTRUCTIONS AND PROCEDURES MADE OR ESTABLISHED IN GOOD FAITH BY THE MEDIATOR(S). ANY MEDIATED RESOLUTION BETWEEN THE PARTIES SHALL BE AS CONSISTENT AS IS PRACTICAL WITH THE EXISTING AGREEMENTS BETWEEN THE PARTIES AND SHALL NOT SERVE TO MODIFY, AMEND OR OTHERWISE CHANGE THEIR RESPECTIVE RIGHTS AND OBLIGATIONS UNDER SUCH EXISTING AGREEMENTS.

         IF THE PARTIES ARE UNABLE TO RESOLVE A CONTROVERSY BY MEDIATION WITHIN FIFTEEN (15) DAYS AFTER COMMENCEMENT THEREOF, THE DISPUTE SHALL BE SETTLED BY BINDING ARBITRATION, AND A CORRESPONDING JUDGMENT MAY BE ENTERED IN A COURT OF COMPETENT JURISDICTION. ARBITRATION OF ANY DISPUTE MAY BE INITIATED BY ONE PARTY BY SENDING A WRITTEN DEMAND FOR ARBITRATION TO THE OTHER PARTY. THIS DEMAND WILL SPECIFY THE MATTER IN DISPUTE AND REQUEST THE APPOINTMENT OF AN ARBITRATION PANEL. THE MAILING OF PROCESS TO THE PAYEE'S OFFICE AT 13915 N.W. 3RD COURT, VANCOUVER, WASHINGTON 98685 AND TO THE MAKER AT MAKER'S OFFICE AT 250 CLEARBROOK ROAD, ELMSFORD, NEW YORK 10523, WILL BE DEEMED PERSONAL SERVICE AND ACCEPTED BY THE PARTIES FOR THE ARBITRATION OR PROCEEDING WITH RESPECT TO THIS NOTE. THE ARBITRATION PANEL WILL CONSIST OF ONE

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ARBITRATOR AGREED UPON BY THE PARTIES. IF THE PARTIES CANNOT AGREE UPON A SINGLE
ARBITRATOR, THEN THE ARBITRATION PANEL WILL CONSIST OF ONE ARBITRATOR NAMED BY EACH PARTY AND A THIRD ARBITRATOR NAMED BY THE TWO ARBITRATORS SO CHOSEN. THE ARBITRATION HEARING WILL BE CONDUCTED IN ACCORDANCE WITH THE PROCEDURAL RULES
SET FORTH IN THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE SITUS OF THE ARBITRATION WILL BE IN THE CITY OF CHICAGO, STATE OF ILLINOIS, UNLESS THE PARTIES HERETO AGREE TO THE CONTRARY. THE ARBITRATORS
MAY ELECT, BUT ARE NOT REQUIRED, TO REQUEST DISCUSSIONS WITH THE PARTIES, INDIVIDUALLY OR JOINTLY.

         THE PREVAILING PARTY IN ARBITRATION SHALL BE ENTITLED TO COSTS, EXPENSES AND REASONABLE ATTORNEY'S FEES.


         All demands and notices to be given hereunder in the case of the Company, addressed to its corporate office at 250 Clearbrook Road, Elmsford, New York 10523 with a copy to Snow Becker Krauss PC, 605 Third Avenue, New York, New York 10158, Attn: Jack Becker, and in the case of Payee, addressed to the address written above with a copy to Davis Wright Tremaine LLP, 1300 S.W. Fifth Avenue, Portland, Oregon 97201, Attn: Mitton Stewart, in either case, until a new address shall have been substituted by like notice.

         This Note may not be changed, modified or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of such change, modification or termination is sought.

         This Note shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                              DENT-X INTERNATIONAL, INC.

Date: December 24, 1997                       By:    /s/ Donald Rabinovitch
                                                   -------------------------
                                              Name:  Donald Rabinovitch
                                              Title: President

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                                    GUARANTY

         The undersigned guaranties the full payment of all amounts due and owing by the Company under this Note, subject to whatever rights of offset the undersigned may have against Payee under the Asset Purchase Agreement. Payee may pursue its remedies under this Guaranty concurrently with or independently of any action or proceeding against the Company. THE GUARANTOR AGREES TO THE VENUE AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE NOTE AS IF INCORPORATED HEREIN IN ITS ENTIRETY.

                                              AFP IMAGING CORPORATION

                                              By:   /s/ Donald Rabinovitch
                                                    ----------------------
                                              Name:  Donald Rabinovitch
                                              Title: President


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